UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2006

BearingPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive

McLean, VA 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

(a)	Not applicable.

(b)	On April 20, 2005, BearingPoint, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Form 8-K (the “April Form 8-K”) announcing, among other things, that pursuant to Regulation BTR, a blackout period under the Company’s 401(k) Plan, Long-Term Incentive Plan and Employee Stock Purchase Plan (collectively, the “Plans”) began on April 20, 2005. The blackout period was to end at 4:00 P.M. Eastern Time on the day on which the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) and any necessary restatements were filed with the SEC. The April Form 8-K also stated that it was not then known when the 2004 Form 10-K or necessary restatements would be filed. The Company contemporaneously provided notice of the blackout period to its directors and officers and to participants in the Plans.

The Company has determined that the blackout period will continue after the filing of the 2004 Form 10-K and the filings of the Company’s Forms 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004 (collectively, the “Amended 2004 Forms 10-Q”). The blackout period will end at 4:00 P.M. Eastern Time on the day on which the Company determines to terminate the blackout period and the Registration Statements on Form S-8 that register shares of the Company’s common stock for each such Plan (the “Plan Forms S-8”) are available. The change is necessary because the Plan Forms S-8 are not available after the filing of the 2004 Form 10-K (filed on January 31, 2006) and the filing of the Amended 2004 Forms 10-Q (filed on March 10, 2006). It is not now known when the Company will determine to terminate the blackout period and when the Plan Forms S-8 will be available.

A revised notice was provided to directors and executive officers of the Company on March 10, 2006 informing them of the continuation of the blackout period as described above.

Other than as described above, there has been no material change to the information contained under Item 5.04 of the April Form 8-K.

During the blackout period and for a period of two years after the ending date of the blackout period, a holder of the Company’s securities or other interested person may obtain, without charge, information regarding the actual beginning and ending dates of the blackout period by contacting David R. Schwiesow, Deputy General Counsel, at 703-747-3000, or by sending correspondence to him at 1676 International Drive, McLean, Virginia 22102. Other inquiries regarding the blackout period also should be directed to Mr. Schwiesow.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Indenture, dated as of December 22, 2004 by and between the Company and The Bank of New York, as trustee.

Exhibit 99.2	Indenture, dated as of April 27, 2005 by and between the Company and The Bank of New York, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2006	BearingPoint, Inc.

	By:	/s/ David Schwiesow
	Name:	David Schwiesow
	Title:	Vice President and Deputy General Counsel